UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021 (September 2, 2021)

GENERAL CANNABIS CORP

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) filed by General Cannabis Corp (the “Company”) dated September 2, 2021, and filed with the Securities and Exchange Commission on September 8, 2021. This Amendment is solely for the purpose of providing the financial statements and information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Company’s previously reported acquisition of TDM, LLC.

This Amendment No. 1 on Form 8-K/A amends and supplements the Original 8-K to include the historical audited and unaudited financial statements of TDM, LLC and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Original 8-K in reliance on the instructions to such item. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

The audited financial statements of TDM, LLC as of and for the year ended December 31, 2020 and 2019, with the accompanying notes, are filed herewith as Exhibit 99.1 to this Form 8-K/A.

(b)     Pro forma financial information.

The unaudited pro forma financial statements of TDM, LLC for the year ended December 31, 2020 and for the six months ended June 30, 2021 and 2020, with the accompanying notes, are filed herewith as Exhibit 99.3 to this Form 8-K/A.

(d)     The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Audited financial statements of TDM, LLC as of and for the years ended December 30, 2020 and 2019.
99.2	Unaudited interim condensed consolidated financial statements of TDM, LLC
99.3	Unaudited pro forma condensed combined consolidated financial statements as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 18, 2021

GENERAL CANNABIS CORP

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer